Exhibit 25.02
_________________________________________________________________

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549
              ____________________________________

                            FORM T-2

                    STATEMENT OF ELIGIBILITY
             UNDER THE TRUST INDENTURE ACT OF 1939
         OF AN INDIVIDUAL DESIGNATED TO ACT AS TRUSTEE

              Check if an Application to Determine
          Eligibility of a Trustee Pursuant to Section
              305(b)(2) __________________________

              ___________________________________


   MARK F. MCLAUGHLIN                   ###-##-####
   (Name of Trustee)               (Social Security Number)


                       Wall Street Plaza
                        88 Pine Street
                    New York, New York 10005
                       (Business Address:
                      Street, City, State
                         and Zip Code)
               __________________________________

                   ENTERGY MISSISSIPPI, INC.
      (Exact name of obligor as specified in its charter)

    Louisiana                       64-0205830
  (State or other        (I.R.S.employer identification no.)
  jurisdiction of
  incorporation or
  organization)

                       639 Loyola Avenue
                  New Orleans, Louisiana 70113
      (Address of principal executive offices)  (Zip Code)
              ____________________________________

              General and Refunding Mortgage Bonds
              (Title of the Indenture Securities)
_________________________________________________________________

Item 1.   Affiliations with Obligor.

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          The obligor is not an affiliate of the trustee.

Item 11.  List of Exhibits.

          List below all exhibits filed as part of this statement of eligibility.

     None.


                           SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act  of
1939,  I,  Therese  Gaballah,  have  signed  this  statement   of
eligibility in The City of New York, and State of New York, on the 21st day of September 1998.


                      /s/ Therese Gaballah
                       Therese Gaballah